UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2007

SUPERIOR BANCORP
(Exact Name of Registrant as Specified in Charter)

Delaware
State or Other
Jurisdiction of
Incorporation

0-25033	63-1201350
(Commission File Number)	(IRS Employer Identification No.)

17 North 20th Street, Birmingham, Alabama	35203
(Address of Principal Executive Offices)	Zip Code)

(205) 327-1400
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets

On July 27, 2007, Superior Bancorp completed the acquisition of People’s Community Bancshares, Inc., which was merged with and into Superior Bancorp. As a result of the merger, Superior Bancorp now operates the three banking locations in the State of Florida previously owned by People’s Community Bancshares. The combination of the two community bank holding companies creates a banking franchise totaling $2.8 billion in assets that serves its customers through 63 banking offices from Huntsville, Alabama to Venice, Florida.

As a result of the merger, People’s Community Bancshares shareholders received 2.9036 shares of Superior Bancorp common stock for each share of People’s Community Bancshares stock they own.

Prior to completion of the merger, there were no material relationships among Superior Bancorp or any of its affiliates and People’s Community Bancshares or any of its affiliates except in respect of the merger.

This Amendment No. 1 to Current Report on Form 8-K is being filed to include the financial statements for the quarterly period ended June 30, 2007 described under Item 9.01(a) and the pro forma financial information described under Item 9.01(b) below.

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure.

On July 27, 2007, Superior Bancorp issued a press release announcing the completion of the People’s Community Bancshares merger. The text of the press release is attached to this report as Exhibit 99. This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a documents filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of businesses acquired

The financial statements of People’s Community Bancshares, Inc. required by Item 9.01(a) of Form 8-K for periods prior to the quarterly period ended June 30, 2007 have been filed on pages F-1 to F-27 of Superior Bancorp’s Registration Statement on Form S-4 (Registration No. 333-142533) and are hereby incorporated herein by reference. Financial statements for the quarterly period ended June 30, 2007 are included in this Amendment No. 1 on Form 8-K/A to Current Report on Form 8-K immediately following the signature page hereto.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of this Form 8-K is included in this Amendment No. 1 on Form 8-K/A to Current Report on Form 8-K immediately following the financial statements described in Item 9.01(a) above.

(d) Exhibits

Exhibit No.	Description

Exhibit 2
Agreement and Plan of Merger between People’s Community Bancshares, Inc. and Superior Bancorp, dated January 18, 2007, filed as Exhibit 10 to Superior Bancorp’s Current Report on Form 8-K dated January 19, 2007, is hereby incorporated by reference.

Exhibit 99	Press Release of Superior Bancorp dated July 27, 2007, filed as Exhibit 99 to Superior Bancorp’s Current Report on Form 8-K dated July 27, 2007, is hereby incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 on Form 8-K/A to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR BANCORP

Date: October 10, 2007	By:	/s/ C. Stanley Bailey
C. Stanley Bailey
Chairman and Chief Executive Officer

People’s Community Bancshares, Inc. and Subsidiary
Condensed Consolidated Financial Statements
as of June 30, 2007

People’s Community Bancshares, Inc. and Subsidiary
Condensed Consolidated Balance Sheet
As of June 30, 2007
(In thousands, except per share amounts)

At June 30, 2007
(Unaudited)

ASSETS
Cash and due from banks	$8,666
Interest-bearing deposits with banks	336
Federal funds sold	3,170
Total cash and cash equivalents	12,172
Securities available for sale	28,453
Securities held to maturity	17,765
Loans, net of allowance for loan losses of $3,483	259,364
Federal Home Loan Bank stock, at cost	2,642
Premises and equipment, net	3,031
Accrued interest receivable	1,950
Cash surrender value of bank owned life insurance	3,529
Deferred income taxes	1,191
Other assets	1,478
Total assets	$331,575

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Noninterest-bearing demand deposits	$34,729
Savings, NOW and money-market deposits	107,001
Time deposits	96,799
Total deposits	238,529
Junior subordinated debenture	4,124
Other borrowings	6,397
Line of credit	6,730
Federal Home Loan Bank advances	46,000
Official checks	439
Accrued interest payable and other liabilities	1,646
Total liabilities	303,865
Stockholders’ equity:
Preferred stock, no par value; 1,000,000 shares authorized, none issued or outstanding	—
Common stock, $.01 par value; 9,000,000 shares authorized, 2,291,261 shares issued and outstanding	23
Additional paid-in capital	25,820
Retained earnings	2,204
Accumulated other comprehensive loss	(337)
Total stockholders’ equity	27,710
Total liabilities and stockholders’ equity	$331,575

See Accompanying Note to Condensed Consolidated Financial Statements.

People’s Community Bancshares, Inc. and Subsidiary
Condensed Consolidated Statements of Income
(In thousands)

	For The Three-Month		For The Six-Month
	Period Ended		Period Ended
	June 30,		June 30,
	2007	2006	2007	2006
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Interest income:
Loans	$5,051	$4,638	$9,977	$8,789
Securities	496	236	1,050	552
Other interest-earning assets	47	83	262	103
Total interest income	5,594	4,957	11,289	9,444
Interest expense:
Deposits	2,353	1,567	4,823	2.954
Borrowings	648	640	1,246	1,096
Total interest expense	3,001	2,207	6,069	4,050
Net interest income	2,593	2,750	5,220	5,394
Provision for loan losses	104	157	207	277
Net interest income after provision for loan losses	2,489	2,593	5,013	5,117
Noninterest income:
Service charges on deposit accounts	42	53	96	107
Other service charges and fees	22	25	104	76
Mortgage loan referral fees	149	137	260	359
Income from bank owned life insurance	43	43	79	71
Other	66	75	68	75
Total noninterest income	322	333	607	688
Noninterest expenses:
Salaries and employee benefits	891	861	1,852	1,771
Occupancy and equipment	302	242	558	481
Printing and supplies	59	49	100	113
Professional fees	15	1	30	35
Advertising	14	8	40	40
Other	88	75	188	140
Total noninterest expenses	1,369	1,236	2,768	2,580
Income before income taxes	1,442	1,690	2,852	3,225
Income taxes	471	607	990	1,207
Net income	$971	1,083	$1,862	$2,018

See Accompanying Note to Condensed Consolidated Financial Statements.

People’s Community Bancshares, Inc. and Subsidiary
Condensed Consolidated Statements of Cash Flows
(In thousands)

	For the Six-Month
	Period Ended
	June 30,
	2007	2006
	(Unaudited)	(Unaudited)

Net cash provided by operating activities	$1,883	$2,632
Cash flows from investing activities:
Purchase of securities available for sale	(4,997)	—
Purchase of securities held to maturity	—	(1,075)
Repayments of securities available for sale	1,309	1,161
Net increase in loans	(12,930)	(32,773)
Purchase of premises and equipment	(714)	(15)
Purchase of Federal Home Loan Bank stock	(421)	(283)
Purchase of bank owned life insurance	—	(1,225)
Net cash used in investing activities	(17,753)	(34,210)
Cash flows from financing activities:
Net increase in deposits	(6,465)	31,759
Net increase in Federal Home Loan Bank advances	8,000	7,000
Net increase in other borrowings	2,359	2,554
Proceeds from junior subordinated debenture	—	4,124
Repurchase of common stock	(23)	(23)
Net proceeds from sale of common stock	23	23
Proceeds from exercise of common stock options	8	—
Dividends paid	(229)	(229)
Net proceeds from line of credit	2,455	(2,230)
Net cash provided by financing activities	6,128	42,978
Net (decrease) increase in cash and cash equivalents	(9,742)	11,400
Cash and cash equivalents at beginning of period	21,914	7,905
Cash and cash equivalents at end of period	$12,172	$19,305
Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$5,649	$3,777
Income taxes	$467	$1,425

See Accompanying Note to Condensed Consolidated Financial Statements.

Note to Condensed Consolidated Financial Statements

The condensed consolidated financial statements of People’s Community Bancshares, Inc. and Subsidiary in this report have not been audited and do not include all information and footnotes necessary for a fair presentation of financial position, results of operations and cash flows in conformity with generally accepted accounting principles, which have been consistently followed. It is management’s opinion that all adjustments, consisting of only normal and recurring items necessary for a fair presentation, have been included. The condensed consolidated financial statements in this report should be read in conjunction with the 2006 audited consolidated financial statements and notes thereto for the year ended December 31, 2006 included in Superior Bancorp’s Registration Statement on Form S-4 (Registration No. 333-142533), as amended. Operating results for the three and six-month periods ended June 30, 2007, are not necessarily indicative of the results that may be expected for the year ending December 31, 2007.

UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information is based on the historical financial statements of Superior Bancorp (“Superior Bancorp”) and People’s Community Bancshares, Inc. (“People’s Community Bancshares”) and has been prepared to illustrate the effects of the merger of People’s Community Bancshares with and into Superior Bancorp. The unaudited pro forma condensed consolidated statement of financial condition as of June 30, 2007 and the unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2007 and for the year ended December 31, 2006 give effect to this merger, accounted for under the purchase method of accounting.

The unaudited pro forma condensed consolidated statement of income for the six months ended June 30, 2007 has been derived from the unaudited interim financial statements of Superior Bancorp and People’s Community Bancshares included or incorporated by reference in this Form 8-K. The unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2006 is based on the audited financial statements of Superior Bancorp and People’s Community Bancshares included or incorporated by reference in this Form 8-K. These unaudited pro forma condensed consolidated statements of income give effect to the transaction as if it had been consummated as of January 1, 2006. The unaudited pro forma condensed consolidated financial statements do not give effect to any anticipated cost savings or revenue enhancements in connection with the transaction.

The unaudited pro forma condensed consolidated financial statements should be considered together with the historical financial statements of Superior Bancorp and People’s Community Bancshares, including the respective notes to those statements, included or incorporated by reference in this Form 8-K. The pro forma information is based on certain assumptions described in the accompanying Note 1 to Unaudited Pro Forma Condensed Consolidated Financial Information and does not necessarily indicate the consolidated financial position or the results of operations in the future or the consolidated financial position or the results of operations that would have been realized had the merger transaction been consummated during the period or as of the date for which the pro forma information is presented.

Superior Bancorp and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition
as of June 30, 2007

	Historical
	Superior Bancorp	People's Community Bancshares	Pro Forma Acquisition Adjustments		Pro Forma Combined
	(In thousands, except per share data)
Assets
Cash and due from banks	$49,664	$8,666	$(2,409)	b	$55,744
			(177)	c
Interest -bearing deposits in other banks	4,718	336	-		5,054
Federal funds sold	12,843	3,170	-		16,013
Investment securities	322,739	46,218	(689)	b	368,268
Tax lien cerificates	18,457	-	-		18,457
Mortgage loans held for sale	23,213	-	-		23,213
Loans, net of unearned income	1,719,808	262,847	(1,283)	b	1,981,372
Less: Allowance for loan losses	(19,147)	(3,483)	157	b	(22,473)
Net loans	1,700,661	259,364	(1,126)		1,958,899
Premises and equipment, net	89,620	3,031	-		92,651
Accrued interest receivable	14,405	1,950	-		16,355
Stock in FHLB	12,798	2,642	-		15,440
Cash surrender value of life insurance	41,273	3,529	-		44,802
Goodwill and intangible assets	128,976	-	9,810	b	185,472
			46,686	b
Other assets	50,926	2,669	(584)	b	53,011

Total assets	$2,470,293	$331,575	$51,511		$2,853,379

Liabilities and Stockholders' Equity
Deposits	$1,884,805	$238,968	$592	b	$2,124,365
Advances from FHLB	187,840	46,000	260	b	234,100
Federal funds borrowed and security repurchase agreements	20,586	6,397	-		26,983
Notes payable	5,958	6,730	-		12,688
Junior subordinated debentures owed to unconsolidated subsidiary trusts	43,770	4,124	(162)	b	47,732
Capital lease obligation	3,772	-	-		3,772
Accrued expenses and other liabilities	44,609	1,646	4,538	b	50,793
Total liabilities	2,191,340	303,865	5,228		2,500,433

Stockholders' Equity
Common stock	35	23	(23)	a	42
			7	b
Surplus	254,207	25,820	1,890	a	328,193
			46,453	b
			(177)	c
Retained earnings	30,205	2,204	(2,204)	a	30,205

Accumulated other comprehensive loss	(2,876)	(337)	337	a	(2,876)
Treasury stock, at cost	(716)	-	-		(716)
Unearned ESOP stock	(1,902)	-	-		(1,902)
Total stockholders' equity	278,953	27,710	46,283		352,946

Total liabilities and stockholders' equity	$2,470,293	$331,575	$51,511		$2,853,379

Number of common shares outstanding	34,671	2,291	6,652	b	41,323
Total book value per common share	$8.05	$12.10			$8.54
Tangible book value per common share	$4.33	$12.10			$4.05

Pro forma equivalent book value per common share for Superior common shares exchanged for People's Community Bancshares common shares					$24.80

a - To eliminate equity of People's Community Bancshares.

b - To record issuance of common stock and cash payments to purchase 100% of People's Community Bancshares; to record assets acquired and liabilities assumed at their estimated fair market values and related merger and transaction costs. See Note 1 to Unaudited Proforma Condensed Consolidated Financial Information for detail.

c - To record estimated direct costs of issuing common stock.

Professional fees	$107
Printing costs	70

$177

Superior Bancorp and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Year Ended June 30, 2007

	Historical
	Superior Bancorp	People's Community Bancshares	Pro Forma Acquisition Adjustments		Pro Forma Combined
	(In thousands, except per share data)

Interest income	$79,810	$11,289	$369	a	$91,404
			(64)	e

Interest expense	44,264	6,069	(67)	b	50,266

Net interest income	35,546	5,220	372		41,138

Provision for loan losses	1,705	207	-		1,912

Net interest income after provision for loan losses	33,841	5,013	372		39,226

Noninterest income	8,624	607	-		9,231

Noninterest expenses
Salaries and employee benefits	20,236	1,852	24	g	22,112
Occupancy, furniture and equipment expense	6,142	558	-		6,700
Other operating expenses	9,705	358	872	(c)(h)	10,935

Noninterest expenses	36,083	2,768	896		39,747

Income before income taxes	6,382	2,852	(524)		8,710

Income tax expense	2,116	990	(194)	d	2,912

Net income	$4,266	$1,862	$(330)		$5,798

Basic net income per common share	$0.12	$0.81			$0.14
Diluted net income per common share	$0.12	$0.80			$0.14

Weighted average common shares outstanding	34,445	2,291	6,652	f	41,097
Weighted average common shares outstanding, assuming dilution	34,989	2,337	6,652	f	41,641
Dividends declared per common share	$-	$0.10			$0.01

Pro forma equivalent net income and dividends per common share for Superior common shares exchanged for People's Community Bancshares common shares
Basic					$0.41
Diluted					$0.41
Dividend per common share					$0.03

a - To record amortization of fair value adjustment of loans and investments.

b - To record amortization of fair value adjustment of deposits and borrowings.

c - To record amortization of core deposit intangible over an 8 year period based on the undiscounted cash flow.

Amortization
Year 1	$1,286
Year 2	1,569
Year 3	1,567
Year 4	1,345
Year 5	1,154
Year 6	1,033
Year 7	958
Year 8	899

d - To record the tax effect of the interest amortization adjustments at a 37% marginal tax rate.

e - Adjust interest income for loss of earnings due to cash payments at the federal funds rate of 5%.

f - Common stock issued to acquire People's Community Bancshares.

g - To record cost related to employment related agreements.

h - To record amortization of other intangibles.

Superior Bancorp and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Year Ended December 31, 2006

	Historical
	Superior Bancorp	People's Community Bancshares	Pro Forma Acquisition Adjustments		Pro Forma Combined
	(In thousands, except per share data)

Interest income	$108,777	$20,289	$1,024	a	$129,961
			(129)	e

Interest expense	61,383	9,749	(279)	b	70,853

Net interest income	47,394	10,540	1,174		59,108

Provision for loan losses	2,500	667	-		3,167

Net interest income after provision for loan losses	44,894	9,873	1,174		55,941

Noninterest income	11,811	1,196	-		13,007

Noninterest expenses
Salaries and employee benefits	26,805	4,329	119	g	31,253
Occupancy, furniture and equipment expense	7,754	955	-		8,709
Management separation costs	265	-	-		265
Other operating expenses	14,961	629	1,586	(c)(i)	17,176

Noninterest expenses	49,785	5,913	1,705		57,403

Income before income taxes	6,920	5,156	(531)		11,545

Income tax expense	1,923	1,712	(196)	d	3,439

Net income	$4,997	$3,444	$(335)		$8,106

Basic net income per common share	$0.21	$1.52	h		$0.27
Diluted net income per common share	$0.21	$1.49	h		$0.26

Weighted average common shares outstanding	23,409	2,273	6,652	f	30,061
Weighted average common shares outstanding, assuming dilution	24,034	2,305	6,652	f	30,686
Dividends declared per common share	$-	$0.10	h		$0.01

Pro forma equivalent net income and dividends per common share for Superior common shares exchanged for People's Community Bancshares common shares
Basic					$0.78
Diluted					$0.75
Dividend per common share					$0.03

a - To record amortization of fair value adjustment of loans and investments

b - To record amortization of fair value adjustment of deposits and borrowings.

c - To record amortization of core deposit intangible over an 8 year period based on the undiscounted cash flows.

d - To record the tax effect of the interest amortization adjustments at a 37% marginal tax rate.

e - Adjust interest income for loss of earnings due to cash payments at the federal funds rate of 5%.

f - Common stock issued to acquire People's Community Bancshares.

g - To record cost related to employment related agreements.

h - Unaudited

i - To record amortization of other intangibles.

Note 1 - Unaudited Pro Forma Consolidated Financial Information
(In thousands, except per share amounts)

	People's Community Bancshares

Outstanding shares of acquired corporation	2,291
Exchange ratio per merger agreement	2.9036
Total Superior Bancorp shares to be issued	6,652
Fair value of Superior Bancorp stock	$11.15	a
Fair value of stock to be issued	74,170
Net cash paid to cancel outstanding stock options	1,674	b
Pro forma transaction costs	735	c
Total pro forma purchase price	76,579

Net assets of acquired corporation per historical financial statements	27,710

Purchase accounting adjustments to carrying value of asset or liability:(h)
Investments	(689)
Loans	(1,126)
Core deposit intangible	9,810	e
Other intangibles	2,500
Deposits	(592)
FHLB borrowings	(260)
Junior subordinated debentures	162
Contractual obligations	(5,157)	f
Tax benefit on cash payments to option holders	619	b
Other assets - deferred income taxes	(3,084)	g

Net pro forma purchase accounting adjustments	2,183

Goodwill	$46,686

a - Based on the closing stock price several days prior to and after the agreements were reached and announced.

b - Pro forma amount of cash payment for cancellation of outstanding stock options.

Per Option Value as defined in agreement
Proforma estimated ten-day average trading price	$9.54
Exchange ratio	2.9036
Dollar per option	$27.70
Less: Weighted average exercise price per option	11.76
Per Option Value	$15.940

Total stock options outstanding	105

Total cash payment to option holders	$1,674
Less: Tax benefit (37%)	(619)

Net cash payment	$1,055

c - The following pro forma merger costs are expected to be incurred by Superior Bancorp:

Professional fees	$125
Investment banking	412
Other	198

	$735

e - Estimated to be approximately 6.7% non-time deposits .

f - Pro forma costs related to exit or terminate certain contracts or activities.

Employment related	$4,583
Data processing	574

Pro forma contractual obligations	$5,157

g - Assumes 37% marginal tax rate.

h  -  These purchase accounting adjustments are preliminary estimates and are subject to change primarily as a result of  changes in market interest rates and obtaning final valuations of certain long-lived assets.